UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 22, 2018

STEREOTAXIS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-36159	94-3120386
(Commission File Number)	(IRS Employer Identification No.)

4320 Forest Park Avenue, Suite 100, St. Louis, Missouri	63108
(Address of Principal Executive Offices)	(Zip Code)

(314) 678-6100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 22, 2018, the Company held its Annual Meeting of Shareholders. A total of 58,865,036 shares of common stock were outstanding and entitled to vote, and the holders of Series A Convertible Preferred Stock were entitled to an aggregate of 14,914,486 votes on an as-converted basis. At the Annual Meeting, 60,902,026 shares were represented, constituting a 82.54% quorum. Shareholders were asked to consider and act upon the following:

(1)	The election of one director as a Class III director to serve until the Company’s 2019 annual meeting and two directors as Class II directors to serve until the Company’s 2021 annual meeting;

(2)	A proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2018;

(3)	A proposal to approve, by non-binding vote, executive compensation;

(4)	A proposal to approve an amendment to the Company’s certificate of incorporation to authorize a reverse stock split of the Company’s common stock; and

(5)	A proposal to approve an amendment to the Company’s certificate of incorporation to authorize a reduction of the authorized number of shares of our common stock from 300,000,000 to 100,000,000 shares.

Proposal 1, the election of directors, was determined by a plurality of votes cast. All of the Board’s nominees for director were elected to serve until the Company’s 2019 or 2021 annual meetings consistent with the proposal, or until their respective successors are elected and qualified, by the votes set forth in the table below. Proposals 2 and 3 each were determined by a majority of votes cast, and each proposal passed by the votes set forth in the applicable table below. Proposal 4 was determined by a majority of the common and preferred shares entitled to vote and the proposal passed by the votes set forth in the applicable table below. Proposal 5 was determined by a majority of the common and preferred shares entitled to vote, voting as a single class, as well as a majority of the common shares entitled to vote, voting as a separate class, and the proposal passed by the votes set forth in the applicable table below.

(1)	Election of Directors:

Name of Nominee	Votes For	Votes Withheld	Votes Abstain	Broker Non-Votes
Robert J. Messey	48,001,589	694,526	0	12,205,911
David L. Fischel	47,396,633	1,299,482	0	12,205,911
Joe Kiani	47,998,198	697,917	0	12,205,911

(2)	Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2018:

Number of Votes For:	60,294,911
Number of Votes Against:	568,141
Number of Votes Abstain:	38,974
Number of Broker Non-Votes:	0

(3)	Proposal to approve, by non-binding vote, executive compensation:

Number of Votes For:	47,979,552
Number of Votes Against:	331,532
Number of Votes Abstain:	385,031
Number of Broker Non-Votes:	12,205,911

(4)	Proposal to approve an amendment to the Company’s certificate of incorporation to authorize a reverse stock split of the Company’s common stock:

Number of Shares Entitled to Vote:	73,779,522
Number of Votes For:	54,674,109
Number of Votes Against:	6,048,527
Number of Votes Abstain:	179,390
Number of Broker Non-Votes:	0

(5)	Proposal to approve an amendment to the Company’s certificate of incorporation to authorize a reduction of the authorized number of shares of our common stock from 300,000,000 to 100,000,000 shares:

Number of Total Shares Entitled to Vote:	73,779,522
Total Number of Votes For:	48,261,003
Total Number of Votes Against:	408,788
Total Number of Votes Abstain:	26,324
Total Number of Broker Non-Votes:	12,205,911

Number of Common Shares Entitled to Vote:	58,865,036
Number of Common Votes For:	40,384,815
Number of Common Votes Against:	408,788
Number of Common Votes Abstain:	26,324
Number of Common Broker Non-Votes:	12,205,911

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEREOTAXIS, INC.

Date: May 23, 2018	By:	/s/ Martin C. Stammer
	Name:	Martin C. Stammer
	Title:	Chief Financial Officer